SEACOAST COMPLETES ACQUISITION OF LEGACY BANK OF FLORIDA

Significantly Expands Seacoast’s Presence in the Dynamic
Palm Beach and Broward County Marketplaces

STUART, Fla., August 6, 2021 -- Seacoast Banking Corporation of Florida (NASDAQ: SBCF) ("Seacoast"), the holding company for Seacoast National Bank ("Seacoast Bank"), announced today the completion of its acquisition of Legacy Bank of Florida ("Legacy Bank"), effective August 6, 2021, pursuant to the merger of Legacy Bank with and into Seacoast Bank.

Under the terms of the merger agreement, Legacy Bank shareholders received 0.1703 shares of Seacoast common stock for each share of Legacy Bank common stock held immediately prior to the merger and Legacy Bank option holders received options to purchase Seacoast common stock, with the number of shares underlying each such option and the applicable exercise price adjusted using the same 0.1703 exchange ratio.

Legacy Bank, headquartered in Boca Raton, had deposits of approximately $485 million and loans of approximately $476 million as of June 30, 2021. The acquisition increases Seacoast’s presence in South Florida, one of the strongest and fastest growing markets in the country, and complements Seacoast’s prior acquisitions in the market.

"Our acquisition of Legacy Bank accelerates Seacoast's expansion into Palm Beach and Broward County and positions us to increase shareholder value over time by bringing our broad range of convenient digital solutions and personalized brand of customer service to new markets and clients," said Charles Shaffer, Seacoast's president and chief executive officer. "With a shared vision of customer service and supporting our communities, we are excited about building on this combination with Legacy Bank in the future years ahead."

Transaction Details
Piper Sandler Companies served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast. Hovde Group LLC served as financial advisor and Fenimore, Kay, Harrison & Ford, LLP served as legal counsel to Legacy Bank.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $9.3 billion in assets and $7.8 billion in deposits as of June 30, 2021. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions and 48 traditional branches of its locally-branded, wholly-owned subsidiary bank, Seacoast Bank. Seacoast operates primarily in Florida, with concentrations in the state's fastest growing markets. The Company's offices stretch from the southeast, including Fort Lauderdale, Boca Raton and Palm Beach north along the east coast to the Daytona area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that we have acquired, or expect to acquire, including Legacy Bank, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Seacoast is not obligated to update, and you should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse impact of COVID-19 and variants thereof (economic and otherwise) on the Company and its customers, counterparties, employees, and third-party service providers, and the adverse impacts to our business, financial position, results of operations, and prospects, including the ongoing potential to adversely affect Seacoast’s revenues and values of its assets and liabilities, lead to a tightening of credit, and increase stock price volatility; government or regulatory responses to the COVID-19 pandemic, including the risk of inflation and interest rate increases resulting from monetary and fiscal stimulus response, which may have unanticipated adverse effects on our customers, and our financial condition and results of operations; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve ("Federal Reserve"), as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; our participation in the Paycheck Protection Program (“PPP”); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; governmental actions to stimulate the economy and provide support for small businesses have resulted in material increases to the Company’s liquidity position, adversely affecting the net interest margin. The duration of this liquidity remaining on the balance sheet is uncertain; changes in borrower credit risks and payment behaviors, including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; the Company's ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; Seacoast's concentration in commercial real estate loans and in real estate collateral in the state of Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast's investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast's ability to continue to identify acquisition targets and successfully acquire and integrate desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company's ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast's risk management framework to manage risks associated with the business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast's ability to use the mobile-based platform that is critical to the Company's business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of, and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the PPP; Seacoast's ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses.

The risks relating to the Legacy Bank merger include, without limitation: the diversion of management time on issues related to the merger; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time- consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2020 and quarterly reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACT:
Rafael Brazon-Di Fatta
rafael@sachsmedia.com
(786) 567-2791